MET INVESTORS SERIES TRUST	SUMMARY PROSPECTUS April 29, 2013

Pyramis® Managed Risk Portfolio

Class B Shares

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus and other information about the Portfolio (including the documents listed below) online at www.metlife.com/variablefunds. You can also get this information at no cost by calling 1-800-638-7732 or by sending an e-mail request to RCG@metlife.com. The Portfolio’s Prospectus and Statement of Additional Information, both dated April 29, 2013, are both incorporated by reference into this Summary Prospectus. This Summary Prospectus is intended for individuals who have purchased certain variable life insurance policies and variable annuity contracts (collectively, “Contracts”) from Metropolitan Life Insurance Company and its affiliates and is not intended for use by other investors.

Investment Objective

Seeks total return.

Fees and Expenses of the Portfolio

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.

Shareholder Fees (fees paid directly from your investment)—None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class B
Management Fee	0.45%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses*	0.27%
Acquired Fund Fees and Expenses (Underlying Portfolio Fees and Expenses)*	0.48%

Total Annual Portfolio Operating Expenses	1.45%
Fee Waiver**	(0.17%)

Net Operating Expenses	1.28%

*	Other Expenses and Acquired Fund Fees and Expenses (Underlying Portfolio Fees and Expenses) are based on estimated amounts for the current fiscal year.
**	MetLife Advisers, LLC has contractually agreed to waive its management fee in the same amount as any fees Metropolitan Life Insurance Company or its affiliates receive from Pyramis and its affiliates for recordkeeping and other administrative services through at least April 30, 2014. This waiver is estimated to be 0.14% for the current fiscal year. This arrangement may be modified or discontinued only with the approval of the Board of Trustees of the Portfolio. MetLife Advisers, LLC has contractually agreed, for the period through April 30, 2014, to waive fees or pay all expenses (other than Acquired Fund Fees and Expenses, brokerage costs, taxes, interest, and any extraordinary expenses) so as to limit Net Operating Expenses (other than Acquired Fund Fees and Expenses, brokerage costs, taxes, interest, and any extraordinary expenses) of the Portfolio to 0.80% for Class B shares. This waiver is estimated to be 0.03% for the current fiscal year. This arrangement may be modified or discontinued prior to April 30, 2014, only with the approval of the Board of Trustees of the Portfolio.

Example

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that all fee waivers for the Portfolio will expire after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years
Class B	$131	$445

Portfolio Turnover

The Portfolio, which operates as a fund of funds, does not pay transaction costs when it buys and sells shares of the investment companies in which the Portfolio invests (the “Underlying Portfolios”) (or “turns over” its portfolio). An Underlying Portfolio pays transaction costs, such as commissions, when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the performance of both the Underlying Portfolios and the Portfolio. The Portfolio does, however, pay transaction costs when it buys and sells stock index futures. It is anticipated that the Portfolio’s turnover rate will typically exceed 100% with respect to its investments in Underlying Portfolios and stock index futures.

Principal Investment Strategies

The Portfolio seeks to achieve its objective by investing approximately 80% of its assets in shares of mutual funds offered by Fidelity Investments and exchange-traded funds and approximately 20% of its assets in derivative instruments such as stock index futures. These allocations may fluctuate over time. A stock index future is a contract for the future delivery of a cash payment based on the performance of a stock index. The stock index futures in which the Portfolio may invest include those based on the S&P 500 Index, the MSCI EAFE Index, and the MSCI Emerging Markets Index. It is anticipated that the Portfolio’s portfolio turnover rate will typically exceed 100%.

Pyramis Global Advisors, LLC (the “Subadviser”), the Portfolio’s subadviser, seeks total return through tactical asset allocation decisions and the selection of Underlying Portfolios. Through proprietary fundamental and quantitative research, the Subadviser selects Underlying Portfolios for the Portfolio based on an Underlying Portfolio’s performance, the experience and investment style of the Underlying Portfolio’s portfolio manager, and fund characteristics such as an Underlying Portfolio’s investment style, asset size, portfolio turnover rate, and expense ratio. The Subadviser pursues a disciplined asset allocation approach to portfolio construction and monitors and adjusts the Portfolio’s allocations to the Underlying Portfolios in an attempt to manage overall Portfolio risk and pursue return.

The Subadviser reviews each asset class on an ongoing basis to determine whether it provides the opportunity to enhance performance and/or to reduce risk. The Subadviser makes use of fundamental research and proprietary asset allocation models to aid its asset allocation decision process. By adjusting exposure among the various asset classes in the Portfolio, the Subadviser seeks to reduce overall Portfolio volatility while continuing to generate total return over time. The Portfolio may engage in frequent trading of portfolio securities to achieve its primary investment strategies.

For additional information about the Portfolio’s investment strategies and the Underlying Portfolios, please see “Additional Information about the Portfolio’s Investment Strategies” in the Prospectus.

In its neutral state, the Portfolio will invest so that its exposure is approximately 60% to equities, 35% to fixed-income and 5% to cash or cash equivalents. The Portfolio may also invest through Underlying Portfolios up to 10% of its net assets in opportunistic asset classes such as commodities, real estate-related securities, emerging market debt, emerging market equity, high-yield debt (commonly known as “junk bonds”) and Treasury Inflation-Protected Securities. The Portfolio is expected to have an allocation to global equities (including emerging market equity) in the range of 10%-70%, fixed income securities in the range of 10%-90%, and opportunistic assets (as described above) in the range of 0%-10%. The Underlying Portfolios may also invest in mortgage- and asset-backed securities and convertible securities, as well as engage in short sales and take short positions. Under normal market conditions, approximately 20% of the Portfolio’s notional value will be held in cash and cash equivalent instruments which will serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The Subadviser will target an annualized volatility for the Portfolio of 10%, and will seek to limit forecasted volatility to 11.5% (excluding any contribution to volatility from Interest Rate Derivatives, defined below). Volatility is a statistical measurement of the magnitude of the up and down fluctuations in the value of a financial instrument or index over time. High volatility may result in rapid and dramatic price swings. While the Subadviser attempts to manage the Portfolio’s volatility exposure to stabilize performance, there can be no assurance that the Portfolio will reach the targeted volatility or always remain below its volatility limit. To adjust the Portfolio’s equity exposure in response to high or low volatility, the Subadviser will typically utilize liquid stock index futures. During periods of expected high volatility, the Subadviser will typically shift Portfolio assets away from riskier asset classes such as equities and into fixed-income investments or cash or cash equivalents. When volatility decreases, the Subadviser will typically move the Portfolio’s assets out of fixed-income investments or cash and cash equivalents and back into equities or other riskier asset classes.

The Portfolio also uses a combination of interest rate swaps, interest rate futures and total return swaps (“Interest Rate Derivatives”) with a nominal value (meaning the fixed face value, rather than the market value, of these instruments) equal to approximately 30% of the Portfolio’s net assets under normal market conditions. This percentage may change in different market environments, but is normally expected to stay within a range of 25% to 35% of net assets. The Subadviser expects these instruments to provide additional diversification and balance the sources of risk in the Portfolio. Under certain market conditions, however, the investment performance of the Portfolio may be less favorable than it would be if the Portfolio did not use Interest Rate Derivatives. The Subadviser anticipates that under normal market conditions these interest rate sensitive instruments will have a maturity of approximately 10 years.

Principal Risks

As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.

There are direct and indirect risks of investing in the Portfolio. The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. In addition, there can be no assurance that employing a “risk balanced” approach will achieve any particular level of return or will, in fact, reduce volatility or potential loss.

Information Risk.    When the quantitative models (“Models”) and information and data (“Data”) used in managing the Portfolio prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. In addition,

Pyramis® Managed Risk Portfolio

any hedging based on faulty Models and Data may prove to be unsuccessful. Furthermore, the success of Models that are predictive in nature is dependent largely on the accuracy and reliability of the supplied historical data. All Models are susceptible to input errors which may cause the resulting information to be incorrect.

Market Risk.    Market risk is both a direct and indirect risk of investing in the Portfolio. The Portfolio’s or an Underlying Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio or an Underlying Portfolio.

Derivatives Risk.    Derivatives risk is both a direct and indirect risk of investing in the Portfolio. The Portfolio or an Underlying Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s or an Underlying Portfolio’s exposure to market risk, credit and counterparty risk and other risks. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio or an Underlying Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Derivative transactions may create investment leverage, which may increase the Portfolio’s or an Underlying Portfolio’s volatility and may require such Portfolio to liquidate portfolio securities when it may not be advantageous to do so.

Interest Rate Risk.    Interest rate risk is both a direct and indirect risk of investing in the Portfolio. The value of the Portfolio’s or an Underlying Portfolio’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates go down. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Portfolio’s or an Underlying Portfolio’s investments in fixed income securities may decline when prevailing interest rates decline.

Credit and Counterparty Risk.    Credit and counterparty risk is both a direct and indirect risk of investing in the Portfolio. The value of the Portfolio’s or an Underlying Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded; an issuer of an investment held by the Portfolio or an Underlying Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy; or a counterparty to a derivatives or other transaction with the Portfolio or an Underlying Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio or an Underlying Portfolio.

Foreign Investment Risk.    Foreign investment risk is both a direct and indirect risk of investing in the Portfolio. Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging markets countries.

Focused Investment Risk.    Focused investment risk is both a direct and indirect risk of investing in the Portfolio. Substantial investments in a particular market, industry, group of industries, country, region, group of countries, asset class or sector make the Portfolio’s or an Underlying Portfolio’s performance more susceptible to any single economic, market, political or regulatory occurrence affecting that particular market, industry, group of industries, country, region, group of countries, asset class or sector than a portfolio that invests more broadly.

Portfolio Turnover Risk.    Portfolio turnover risk is both a direct and indirect risk of investing in the Portfolio. The investment techniques and strategies utilized by the Portfolio and Underlying Portfolios might result in a high degree of portfolio turnover. High portfolio turnover rates will increase the Portfolio’s and Underlying Portfolios’ transaction costs, which can adversely affect the Portfolio’s performance and the returns on the Portfolio’s investments in those Underlying Portfolios.

Other direct principal risks of investing in the Portfolio also include:

Underlying Portfolio Risk.    The investment performance of a Portfolio that invests a significant percentage of its assets in Underlying Portfolios may be adversely affected if the Underlying Portfolios are unable to meet their investment objectives or the Portfolio allocates a significant portion of its assets to an Underlying Portfolio that performs poorly, including relative to other Underlying Portfolios. In addition, the Portfolio bears its pro-rata portion of the operating expenses of the Underlying Portfolios in which it invests.

Asset Allocation Risk.    The Portfolio’s ability to achieve its investment objective depends upon the Subadviser’s analysis of various factors and the Subadviser’s ability to select the appropriate mix of asset classes based on its analysis of such factors, which may prove incorrect. The Portfolio may experience losses or poor relative performance if the Subadviser allocates a significant portion of the Portfolio’s assets to an asset class that does not perform as the Subadviser anticipated, including relative to other asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio.

Volatility Management Risk.    Although the Subadviser attempts to adjust the Portfolio’s overall exposure to volatility, there can be no guarantee that the Subadviser will be successful in managing the Portfolio’s overall level of volatility. The Portfolio

Pyramis® Managed Risk Portfolio

may not realize the anticipated benefits from its volatility management strategies or it may realize losses because of the investment techniques employed by the Subadviser to manage volatility, the implementation of those strategies by the Subadviser or the limitations of those strategies in times of extremely low volatility or extremely high volatility. Under certain market conditions, the use of volatility management strategies by the Subadviser may also result in less favorable performance than if such strategies had not been used.

Investment Company and Exchange-Traded Fund Risk.    An investment in an investment company or exchange-traded fund (“ETF”) involves substantially the same risks as investing directly in the underlying securities. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. Shares of a closed-end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities.

Forward and Futures Contract Risk.    The successful use of forward and futures contracts will depend upon the Subadviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts are (i) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the forward or futures contract; (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty to a forward contract will default in the performance of its obligations; and (vi) if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements on a futures contract, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Interest Rate Swap Risk.    The risk of interest rate swaps includes changes in market conditions that may affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. Certain interest rate swap arrangements also may involve the risk that they do not fully offset adverse changes in interest rates. Interest rate swaps may in some cases be illiquid and may be difficult to trade or value, especially in the event of market disruptions. Under certain market conditions, the use of interest rate swaps may result in less favorable performance than if such swap arrangements had not been used.

Indirect principal risks of investing in the Portfolio (direct principal risks of investing in the Underlying Portfolios) include:

High Yield Debt Security Risk.    High yield debt securities, or “junk” bonds, may be more susceptible to market risk and credit and counterparty risk than investment grade debt securities because issuers of high yield debt securities are less secure financially and their securities are more sensitive to downturns in the economy. In addition, the secondary market for high yield debt securities may not be as liquid as that for more highly rated debt securities.

Market Capitalization Risk.    Investing primarily in issuers in one market capitalization (large, medium or small) carries the risk that due to current market conditions that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of smaller companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.

Emerging Markets Risk.    In addition to all of the risks of investing in foreign developed markets, emerging market securities involve risks attendant to less mature and stable governments and economies, lower trading volume, trading suspension, security price volatility, proceed repatriation restrictions, government confiscation, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging market securities tend to be more volatile than the securities of issuers located in developed markets.

Leveraging Risk.    Derivatives and other transactions that give rise to leverage may cause an Underlying Portfolio’s performance to be more volatile than if the Underlying Portfolio had not been leveraged. Leveraging may also require that an Underlying Portfolio liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leveraging may expose an Underlying Portfolio to losses in excess of the amounts invested or borrowed.

Real Estate Investment Risk.    Investments in real estate investment trusts and other real estate related securities may be adversely impacted by the performance of the real estate market generally or that of a particular sub-sector or geographic region.

Commodities Risk.    Exposure to the commodities markets may subject an Underlying Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Investment Style Risk.    Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. An Underlying Portfolio may outperform or underperform other funds that employ a different investment style.

Pyramis® Managed Risk Portfolio

TIPS and Inflation-Linked Bonds Risk.    The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-protected securities. When real interest rates are rising faster than nominal interest rates, inflation-indexed bonds, including Treasury Inflation-Protected Securities, may experience greater losses than other fixed income securities with similar durations.

Mortgage-backed and Asset-backed Securities Risk.    The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. These securities are also subject to the risk that issuers will prepay the principal more quickly or more slowly than expected, which could cause an Underlying Portfolio to invest the proceeds in less attractive investments or increase the volatility of their prices. To the extent mortgage-backed and asset-backed securities held by an Underlying Portfolio are backed by lower rated securities, such as sub-prime obligations, or are subordinated to other interests in the same mortgage or asset pool, the likelihood of the Underlying Portfolio receiving payments of principal or interest may be substantially limited.

Short Sale and Short Position Risk.    An Underlying Portfolio will incur a loss from a short sale or short position if the value of the security sold short or the reference instrument, in the case of a short position, increases after the time the Underlying Portfolio entered into the short sale or short position. Short sales and short positions generally involve a form of leverage, which can exaggerate an Underlying Portfolio’s losses, and short positions also may involve credit and counterparty risk. An Underlying Portfolio that engages in a short sale or short position may lose more money than the actual cost of the short sale or short position and its potential losses may be unlimited if the Underlying Portfolio does not own the security sold short or the reference instrument and it is unable to close out of the short sale or short position. Any gain from a short sale or short position will be offset in whole or in part by the transaction costs associated with the short sale or short position.

Convertible Securities Risk.    Investments in convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. In addition, a convertible security may be bought back by the issuer at a time and a price that is disadvantageous to an Underlying Portfolio.

Past Performance

Because the Portfolio recently commenced operations, no performance information is currently available.

Management

Adviser.    MetLife Advisers, LLC (“MetLife Advisers”) is the Portfolio’s investment adviser.

Subadviser.    Pyramis Global Advisors, LLC (the “Subadviser”) is the subadviser to the Portfolio.

Portfolio Managers.    Xuehai En, Lead Portfolio Manager. Mr. En joined Fidelity Investments in 1994. Robert Vick, Co-Manager. Mr. Vick joined Fidelity Investments in 1989. Mr. En and Mr. Vick have each managed the Portfolio since its inception.

Purchase and Sale of Portfolio Shares

Shares of the Portfolio are only sold to separate accounts of Metropolitan Life Insurance Company and its affiliates to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.

Tax Information

For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

Payments to Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies that are affiliated with the Portfolio and MetLife Advisers. As a result of these affiliations, the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other unaffiliated portfolios. The Portfolio and its related companies may also make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services. The benefits to the insurance companies of offering the Portfolio over unaffiliated portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

Pyramis® Managed Risk Portfolio

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